Assets held for sale	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Assets held for sale
Assets held for sale
At December 31, 2017, the Company classified $5,642 of property, plant and equipment as “Assets held for sale” on the Consolidated Balance Sheets (2016 - $247). During the year ended December 31, 2017, impairment of assets held for sale amounting to $1,621 has been included in depreciation expense in the Consolidated Statements of Operations (2016 – $1,556). The write-down is the amount by which the carrying value of the related assets exceeded their fair value less costs to sell. The gain on disposal of assets held for sale was $166 for the year ended December 31, 2017 (2016 – gain of $374). The estimated fair value of the property was based on the proceeds expected on the close of the sale.